Exhibit 10.4

EXCLUSIVE CALL OPTION AGREEMENT

This Exclusive Call Option Agreement (this “Agreement”) is made and entered into by the Parties below on August 1, 2017.

(1) Party A:Rui Xiang Technology Group Limited, a company with limited liability duly incorporated and validly existing under the laws of Hong Kong Special Administrative Region;

(2) Party B: Jiuyuan Investment Company; a company with limited liability duly incorporated and validly existing under the laws of the People’s Republic of China (“China” or “PRC”);

Meng Xiangbin; ID No.: ;

(3)Party C:Jiucheng Asset Management Company, a company with limited liability duly registered and validly existing under the laws of China; and

(4) Party D:Beijing Jiucheng Information Consulting Company, a company with limited liability duly registered and validly existing under the laws of China and a wholly owned subsidiary of Party A .

In this Agreement, Party A, Party B, Party C and Party D are each referred to as a “Party“and collectively, the ”Parties”.

WHEREAS:

1. Party A holds 100% equity interests in Party D;

2. Jiuyuan Investment Company and Meng Xiangbin are shareholders of Party C, holding 70% and 30% equity interests in Party C respectively (Jiuyuan Investment Company and Meng Xiangbin hereinafter collectively referred to as Party B);

3. Party D and Party C entered into an exclusive technical consultancy and services agreement (the “Exclusive Technical Consultancy and Services Agreement”) on August 1, 2017; and

4. Party B and Party D entered into an equity pledge agreement (the “Equity Pledge Agreement”) on August 1, 2017.

NOW, THEREFORE, the Parties through negotiations hereby agree as follows:

1. Transfer of Equity Interest

1.1 Granting of Rights

Party B hereby irrevocably grants Party A or one or more persons designated by Party A (each, a “Designated Person”) an irrevocable and exclusive right to purchase (the “Call Option”) from Party B the whole or a part of the equity interest in Party C held by Party B (the “Target Equity”) exercisable by Party A at its own option and at the price set forth in Article 1.3 herein pursuant to any applicable PRC laws. Unless the prior written consent of Party A and its Designated Person has been obtained, Party B shall not sell, transfer or dispose of the Target Equity in any way to any other person. Party C hereby agrees to Party B’s granting to Party A the Call Option.

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The reference to “person” in this Section and this Agreement are to a natural person, legal person or non-legal person entity.

1.2 Exercise Procedure

Party A shall exercise its Call Option in accordance with the relevant PRC laws and regulations. When exercising its aforesaid Call Option, Party A shall send to Party B a written notice (a “Notice of Equity Purchase”) and such Notice shall contain the following matters: (a) the decision of Party A to exercise the Call Option; (b) the number of shares to be purchased by Party A; and (c) purchase date and transfer date of the equity interests. For the avoidance of doubt a Notice of Equity Purchase may be served on more than one occasion for such part of the Target Equity held by Party B, as Party A may elect in its entire discretion.

1.3 Equity Price

The price for the Target Equity will be agreed in good faith between the parties as soon as reasonably practicable following service of a Notice of Equity Purchase and in any event the price shall be the lowest price permitted by PRC law. In the event that a formal valuation is required and/or authorization or consents are required from the appropriate authorities in PRC, the parties undertake to use all reasonable endeavors to obtain such valuation, authorization and consents as may be required as soon as reasonably practicable.

1.4 Transfer of Target Equity

Whenever Party A is to exercise its Call Option:

(a) Party B shall instruct Party C to hold a shareholders meeting in time, and a resolution shall be passed during such meeting that approves Party B’s transfer of its equity interests in Party C to Party A and/or its Designated Person.

(b) Party B shall sign an equity interest transfer agreement with Party A (or its Designated Person, as applicable) in accordance with this Agreement and the Notice of Equity Purchase.

(c) The relevant Parties shall sign all other necessary contracts, agreements or documents, obtain all necessary governmental approval and consent, take all necessary actions to transfer, without attaching any Security Interests, the ownership of the Target Equity to Party A and/or the Designated Person; and cause Party A and/or the Designated Person to become the registered owner of the aforesaid Target Equity. For the purposes of this Section and this Agreement, “Security Interests” include liens, warrants, mortgages, pledges, rights and interests of a third party, any right to purchase, right to procure, right of priority, right to setoff, withholding of ownership, or other security arrangement; provided, however, that the “Security Interests” exclude any lien or security interests granted to Party A under this Agreement and to Party D under the Equity Pledge Agreement.

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(d) Before Party A and/or the Designated Person exercise the Call Option, Party B may, with the prior written consent of Party A and/or the Designated Person (which consent may be withheld entirely at the discretion of Party A and/or the Designated Person), transfer to a third party other than Party A and/or the Designated Person the Target Equity, and such third party shall succeed to all obligations, undertakings, representations and warranties of Party B under this Agreement as if is had been a Party hereof.

2. Undertakings in Relation to Equity Interest

2.1 Party C’s Undertakings

Party C hereby irrevocably undertakes:

(a) Without the prior written consent of Party A or Party D (which consent may be withheld entirely at the discretion of Party A or Party D), Party C shall not supplement, amend or otherwise modify any document in any way that relates to the constitution of Party C, increase or reduce its registered capital, or changes the structure of its registered capital in any other way;

(b) Party C shall maintain its corporate existence, operate and deal with its business diligently and effectively in accordance with good financial and commercial standards and practices;

(c) Without the prior written consent of Party A or Party D (which consent may be withheld entirely at the discretion of Party A or Party D), Party C shall not, in any way at any time after the execution of this Agreement, sell, transfer, mortgage, charge or otherwise encumber or dispose of any of its legal rights and interests in relation to its assets, business or income, or allow the existence of any other Security Interests thereon;

(d) Without the prior written consent of Party A or Party D (which consent may be withheld entirely at the discretion of Party A or Party D), no debts may be incurred by, or be succeeded to or warranted or allowed to exist in, Party C, except the following debts: (i) debts incurred in the normal or ordinary course of its business operations, and (ii) debts incurred with prior consent in writing by Party A;

(e) Party C shall continue to operate all of its business in the ordinary course in order to maintain the value of its assets, and shall not perform any act or fail to perform an act that may materially affect its operations and the value of its assets;

(f) Without the prior written consent of Party A or Party D (which consent may be withheld entirely at the discretion of Party A or Party D), Party C may not sign any material contract, the value of which is over RMB 500 million, except for any contract in its normal course of business;

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(g) Without the prior written consent of Party A or Party D (which consent may be withheld entirely at the discretion of Party A or Party D), Party C may not provide any loan or security/warranty for any other party;

(h) Upon Party A’s request, Party C shall provide all materials in relation to its operations and financial condition to Party A;

(i) Party C shall, with Party A’s consent, purchase and maintain insurance, the amount and specific coverage of which shall be the same as those taken out by companies in similar businesses with similar properties or assets in the same area;

(j) Without the prior written consent of Party A or Party D (which consent may be withheld entirely at the discretion of Party A or Party D), Party C may not consolidate or merge with any party, acquire any party, or invest in any party;

(k) It shall forthwith notify Party A of any litigation, arbitration or administrative proceedings that have occurred or are reasonably likely to occur in relation to the assets, business and income of Party C;

(l) In order to maintain Party C’s ownership of all of its assets, Party C shall sign and deliver all necessary or proper documents, take all necessary or proper actions, lodge all necessary or proper complaints or raise all necessary or proper defenses against all claims;

(m) Without the prior written consent of Party A (which consent may be withheld entirely at the discretion of Party A or Party D), Party C may not declare or pay dividends to the shareholders of Party C, provided however that, upon Party A’s written request, Party C shall forthwith distribute all of its distributable profits to its respective shareholders; and

(n) Upon Party A’s request, Party C shall appoint the person or persons designated by Party D to take up any directorship at Party C.

2.2 Party B’s Undertakings

Party B hereby undertakes:

(a) Without the prior written consent of Party A or Party D (which consent may be withheld entirely at the discretion of Party A or Party D), Party B shall not in any way at any time after the signing of this Agreement sell, transfer, mortgage, charge or otherwise encumber or dispose of any of its legal rights and interests in relation to the equity interests in Party C held by Party B, or allow the existence of any other Security Interests therein, except for the pledge of the equity interests in Party C held by Party B under the Equity Pledge Agreement;

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(b) It shall cause the shareholders meetings of Party C not to approve, without the prior written consent of Party A or Party D (which consent may be withheld entirely at the discretion of Party A or Party D), any action to sell, transfer, mortgage or dispose of any of its legal rights and interests in relation to any equity interests in Party C, or allow the existence of any other Security Interests therein, except for the pledge of such equity interests in Party C held by Party B under the Equity Pledge Agreement;

(c) It shall cause the shareholders meetings of Party C not to approve, without the prior written consent of Party A or Party D (which consent may be withheld entirely at the discretion of Party A or Party D), that Party C is to consolidate or merge with any party, acquire any party, or invest in any party;

(d) It shall forthwith notify Party A of any litigation, arbitration or administrative proceedings that occur or are reasonably likely to occur in relation to the equity interests in Party C held by Party B;

(e) It shall cause the shareholders meetings of Party C to vote for the transfer of the Target Equity under this Agreement;

(f) In order to maintain the ownership of all of the equity interests held by Party B in Party C before transferring such equity interests to Party A, Party B shall sign and deliver all necessary or proper documents, take all necessary or proper actions, and raise all necessary or proper claims or all necessary or proper defenses against all claims;

(g) Upon Party A’s request, Party C shall appoint the person or persons designated by Party D to take up any directorship at Party C;

(h) Upon Party A’s request, Party B shall unconditionally transfer its equity interests in Party C forthwith to Party A and/or the representative designated by Party A and, without any compensation, to disclaim and give up any preemptive or priority right to purchase Party C’s equity or other interests; and

(i) Party B shall strictly comply with provisions in this Agreement and other contracts contemplated hereunder, perform its obligations hereunder and thereunder, and not perform any act or fail to perform an act that may materially affect the validity and enforceability of this Agreement.

3. Representations and Warranties

Party B and Party C hereby, on the signing date of this Agreement and each date of transfer of the Target Equity, jointly and severally represent and warrant to Party A as follows:

(a) Each Party is legally competent and has the right to sign and deliver this Agreement, to sign pursuant to this Agreement any equity transfer agreement (collectively referred to as “Transfer Agreement”) to transfer the Target Equity, and to perform its obligations hereunder and under any Transfer Agreement. This Agreement and any Transfer Agreement, upon signature, shall be legal, valid and binding upon each Party and may be enforced against each Party in accordance with their terms and conditions;

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(b) The execution and delivery of this Agreement or any Transfer Agreement or the performance by each Party of its obligations hereunder or under any Transfer Agreement shall not (i) lead to a violation of any relevant PRC laws, (ii) be in conflict with or contradiction to the articles of association or any other constitutional documents of Party B and Party C, (iii) lead to a violation or breach of any contract or document of which Party B or Party C is a party or by which it is bound, (iv) lead to a violation of any conditions for any license, approval or their validity or (v) lead to the suspension or cancellation of any license or approval, or imposition of additional conditions for such license or approval;

(c) Party B owns all of the equity interests in Party C, and unless permitted in the Equity Pledge Agreement, there are no Security Interests over the Target Equity;

(d) Party C does not have any other unpaid debts, except for (i) debts incurred in its normal business operations and (ii) debts incurred with Party A’s prior consent in writing; and

(e) No litigation, arbitration or administrative proceedings in relation to the equity interests in Party C or Party C’s assets are currently on-going, pending, or likely to occur.

4. Effective Date and Term

This Agreement shall come into force upon signature by the Parties and shall remain valid for ten (10) years. It may be extended for an additional ten (10) years at Party A’s option.

5. Governing Law and Dispute Resolution

5.1 Governing Law

The PRC law shall govern the execution, validity, interpretation, amendment, termination and resolution of disputes arising out of this Agreement. The PRC law referred to herein does not include the laws of Taiwan, the Hong Kong Special Administration Region or the Macau Special Administration Region.

5.2 Dispute Resolution

Any dispute arising out of this Agreement or other related disputes shall be settled first through friendly negotiations. If such dispute cannot be so settled within thirty (30) days after one Party sends a written notice to another Party, it may be submitted by either Party to the South China International Economic and Trade Arbitration Commission and be arbitrated in Beijing, China in accordance with its arbitration rules. The arbitration award shall be accepted as final and binding upon all Parties.

6. Taxation and Expenses

Each Party shall bear any and all taxation, cost and expenses that occur to such Party for the transfer and registration for the Target Equity and for the preparation and execution of this Agreement and any Transfer Agreement and the performance and completion of the transactions contemplated under this Agreement and any Transfer Agreement.

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7. Notice

Any notice or other communication sent by any Party shall be written in Chinese, and sent by mail or facsimile transmission to the addresses of the other Parties set forth below or to other designated addresses previously notified by any such other Party. If any Party changes its address, it shall notify the other Parties of such change in a timely and effective manner. The dates on which such notices are deemed to have been effectively given shall be determined as follows:

(A) Notices given by personal delivery shall be deemed effectively given on the date of personal delivery;

(B) Notices sent by registered airmail (postage prepaid) shall be deemed effectively given on the seventh (7th) day after the date on which they were mailed (as indicated by the postmark);

(C) Notices sent by a courier recognized by the Parties shall be deemed effectively given on the third (3rd) day after they were sent to such courier service agency; and

(D) Notices sent by facsimile transmission shall be deemed effectively given on the first business day following the date of transmission, as indicated on the document.

Party A: Rui Xiang Technology Group Limited

Address: RM 19C LOCKHART CTR 301-307 LOCKHART RD WAN CHAI HK

Email: lqlstxz@163.com

Tel: 18811139608

Party B: Jiuyuan Investment Company

Address: 1F-3F, No. 52 Building, South Road of East 4th Ring Road, Chaoyang District, Beijing, China

Email: mengxiangbin@jiuyuancorp.com

Tel: +86 18501079999

Party B: Meng Xiangbin

Address: No.120, Building No.5, No. 66 Tongtai Road, Jinshui District, Zhengzhou, Henan Province, China

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Email: mengxiangbin@jiuyuancorp.com

Tel: +86 18501079999

Party C: Beijing Jiucheng Asset Management Company

Address: Room 1001, Unit 1, 9 F, No.2 Block, No.82 East 4th Ring Road, Chaoyang District,Beijing ,China.

Email: mengxiangbin@jiuyuancorp.com

Tel: +86 18501079999

Party D: Beijing Jiucheng Information Consulting Company

Address: Room 401-2, Building No.1, Section 1, No.188 the South 4th Ring West Road, Fengtai District, Beijing, China

Email: lqlstxz@163.com

Tel: 18811139608

8. Confidentiality

The Parties hereby acknowledge and confirm that any oral or written materials exchanged between the Parties in relation to this Agreement are confidential materials. Each Party hereby agrees that it shall keep confidential any other Party’s confidential materials. Without the prior written consent of such other Party, such Party shall not disclose to any third party such confidential materials, unless in the following cases: (a) such materials are known or to become known by public (not disclosed to public by such Party through its own fault); (b) applicable laws or regulations of any stock exchange require disclosure of such materials; or (c) such materials are disclosed, in relation to the transactions contemplated in this Agreement, to such Party’s legal, financial and other consultants who are subject to similar confidentiality provisions. Any disclosure of such confidential materials by any working staff or institution of any Party shall be deemed as disclosure of confidential materials by such Party, and such Party shall bear responsibility therefor. This section shall remain valid whether or not this Agreement has terminated due to any reason.

9. Further Warranties

The Parties hereby agree to sign, as soon as possible, all reasonable and necessary documents or documents conducive to the Parties for the purposes of performing this Agreement, and further take all reasonable and necessary actions or actions conducive to the Parties for the purposes of performing this Agreement.

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10. Miscellaneous Terms

10.1 Modification, Amendment and Supplement

Any modification, amendment and supplement to this Agreement shall be made upon written consent by the Parties.

10.2 Observance of Laws and Regulations

The Parties shall observe all PRC laws and regulations and confirm that each Party’s operations fully comply with such laws and regulations.

10.3 Complete Agreement

Except for the written modification, amendment and supplement to this Agreement after its signing, this Agreement and Schedule I shall constitute the complete Agreement made by the Parties in relation to the aforesaid matters.

10.4 Title

The titles in this Agreement are for convenience only and shall not be used for interpretation, description or other purposes that may affect the meanings of provisions herein.

10.5 Language

This Agreement is made in English in 5 originals.

10.6 Severability

If any of the terms or conditions hereunder or any portion thereof shall be invalid, illegal, or unenforceable under any applicable PRC laws, the validity, legality and enforceability of the remaining provisions hereunder shall not be in any way affected or impaired. The Parties shall negotiate in good faith to reach an agreement on a provision to replace the invalid. The economic effect resulting from such valid provisions shall be equal to that from the invalid, illegal or unenforceable provisions.

10.7 Successor

This Agreement is binding upon each Party’s successors and transferees of equity interest, as if they were the contracting Parties hereof.

10.8 Continuous Validity

Any obligations due or becoming due before the expiry of this Agreement shall continue to be valid after the expiry.

10.9 Non-waiver

The failure of any Party to exercise its rights to investigate the breach of any other Party in any specific case shall not be deemed a waiver of such rights in any other cases alike or not.

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Party A: Rui Xiang Technology Group Limited

Legal Representative: Xiangbin Meng

Company Seal: (Seal) Rui Xiang Technology Group Limited

Date: 08/01/2017

Party B: Jiuyuan Investment Company

Legal Representative: Xiangbin Meng

Company Seal: (Seal) Jiuyuan Investment Company

Date: 08/01/2017

Party B: Meng Xiangbin

Party C:Beijing Jiucheng Asset Management Company

Legal Representative: Xiangbin Meng

Company Seal: (Seal) Beijing Jiucheng Asset Management Company

Date: 08/01/2017

Party D: Beijing Jiucheng Information Consulting Company

Legal Representative: Xiangbin Meng

Company Seal: (Seal) Beijing Jiucheng Information Consulting Company

Date: 08/01/2017